SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC.  20549






                                   FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                 Date of Report (Date of earliest event reported):
                              September 1, 1997





                                  AMERICAN PUBLIC HOLDINGS, INC.

                        (Exact name of registrant as specified in its charter)

            Mississippi            000-22479             64-0874171
         (State or other        (Commission File     (I.R.S. Employer
         jurisdiction of             Number)            Identification
         incorporatio                                      Number)

                   2305 Lakeland Drive
                    Jackson, Mississippi                             39208
         (Address of principal executive offices)                 (Zip code)

                                    (601) 963-6600
                  (Registrant's telephone number, including area code)




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Item 5.           Other Events

                  American Public Holdings, Inc. announced that Jerry C. Stovalll has been appointed Chief Executive Officer effective
September 1, 1997. Mr. Stovalll replaces Johnny H. Williamson who has retired from the position. Mr. Stovalll formerly served as an Executive Vice President of the Company, a position he has held since October, 1996. Until May, 1995, when he retired, Mr. Stovall was President of Lamar Life Insurance Company.


Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits.

                  (c)      Exhibits.

                           99. Press Release issued by American Public Holdings, Inc. dated September 2, 1997, headed "American Public Holdings, Inc. Appoints Jerry C. Stovall, President and CEO."

                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 2, 1997

                                    AMERICAN PUBLIC HOLDINGS, INC.



                                    By:/s/ Jerry C. Stovall
                                        ----------------------------
                                      Jerry C. Stovall, President
                                      and Chief Executive Officer

                                                   EXHIBIT INDEX


99. Press Release issued by American Public Holdings, Inc. dated September 2, 1997, headed "American Public Holdings, Inc. Appoints Jerry C. Stovall President and CEO."